UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5896

DWS Target Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	07/30

Date of reporting period:	1/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  JANUARY 31, 2009

Semiannual Report to Shareholders

DWS Target 2011 Fund

Contents

4 Performance Summary

6 Information About Your Fund's Expenses

8 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

22 Financial Statements

25 Financial Highlights

26 Notes to Financial Statements

31 Investment Management Agreement Approval

36 Summary of Management Fee Evaluation by Independent Fee Consultant

41 Summary of Administrative Fee Evaluation by Independent Fee Consultant

42 Account Management Resources

43 Privacy Statement

This report must be preceded by a prospectus. The prospectus contains the fund's objectives, risks, charges and expenses, and other important information about the fund.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the fund provides investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the fund is subject to market fluctuation prior to and after the maturity date. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile. This fund is closed to new investors. Please refer to the fund's prospectus for more details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2009

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for the Fund is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2008 is 1.05%. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/09
	6-Month‡	1-Year	3-Year	5-Year	10-Year
DWS Target 2011 Fund	-3.85%	-5.58%	2.10%	2.57%	3.77%
S&P 500® Index+	-33.95%	-38.63%	-11.78%	-4.24%	-2.65%
Barclays Capital US Treasury Index++	7.56%	7.69%	7.56%	5.54%	5.89%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Net Asset Value: 1/31/09	$ 9.05
7/31/08	$ 9.82
Distribution Information: Six Months as of 1/31/09: Income Dividends	$ .37
Capital Gain Distributions	$ .03
Lipper Rankings — Mixed-Asset Target 2015 Funds Category as of 1/31/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	110	5
3-Year	4	of	45	9
5-Year	3	of	17	17
10-Year	1	of	6	15

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Target 2011 Fund [] S&P 500 Index+ [] Barclays Capital US Treasury Index++

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/09
		1-Year	3-Year	5-Year	10-Year
DWS Target 2011 Fund	Growth of $10,000	$8,970	$10,113	$10,783	$13,761
	Average annual total return	-10.30%	.37%	1.52%	3.24%
S&P 500 Index+	Growth of $10,000	$6,137	$6,866	$8,050	$7,647
	Average annual total return	-38.63%	-11.78%	-4.24%	-2.65%
Barclays Capital US Treasury Index++	Growth of $10,000	$10,769	$12,445	$13,094	$17,720
	Average annual total return	7.69%	7.56%	5.54%	5.89%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Barclays Capital US Treasury Index (name changed from Lehman Brothers US Treasury Index, effective November 3, 2008) is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2008 to January 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2009
Actual Fund Return
Beginning Account Value 8/1/08	$ 1,000.00
Ending Account Value 1/31/09	$ 961.50
Expenses Paid per $1,000*	$ 4.99
Hypothetical 5% Fund Return
Beginning Account Value 8/1/08	$ 1,000.00
Ending Account Value 1/31/09	$ 1,020.11
Expenses Paid per $1,000*	$ 5.14
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio
DWS Target 2011 Fund	1.01%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment, fund performance and its strategy in managing DWS Target 2011 Fund during the semiannual period ended January 31, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the fund perform?

A: DWS Target 2011 Fund produced a total return of -3.85% during the semiannual period. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.) The fund, which invests in both stocks and bonds, held weightings of 14.4% and 84.7%, respectively, in the two asset classes as of January 31, 2009. (Weightings are as a percentage of the investment portfolio.) The fund's stock benchmark is the Standard & Poor's 500® (S&P 500) Index, which posted a total return of -33.95% during the past six months.1 Its bond benchmark is the Barclays Capital US Treasury Index, which returned 7.56% for the same period.2 While the fixed-income component of the fund performed well in this environment, this was more than offset by the decline in its equity investments.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns reflect the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Barclays Capital US Treasury Index (name changed from Lehman Brothers US Treasury Index, effective November 3, 2008) is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Although the fund produced a negative absolute return in the short term, we are pleased to report that for the one-year period ended January 31, 2009, the fund ranked fifth among 110 funds in its Lipper peer group, Mixed-Asset Target 2015 Funds.3 For the, three-, five- and 10-year periods, the fund ranked, four (45 funds), three (17 funds) and one (six funds), respectively, for the same (Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.)

3 The Lipper Mixed-Asset Target 2015 Funds category consists of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not to exceed the year 2015. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: How did US Treasuries perform during the past half year?

A: Treasury issues performed exceptionally well during the fund's semiannual reporting period. Disruptions in the financial markets and the prospect of slower economic growth sent investors stampeding not just from US equities, but also from the international markets, commodities and higher-risk segments of the bond market. Seeking a safe place to put their money, investors poured cash into government bonds. The result was a spectacular rally in Treasury issues, with the bulk of the gain coming in just a few weeks in November and December.

Q: Please discuss the performance of the US stock market.

A: The US stock market plunged during the fund's semiannual reporting period, offsetting the positive impact of the rally in Treasuries. Equities initially came under intense selling pressure early in the fourth quarter of 2008, when it became evident that the financial crisis was leading to a larger-than-expected slowdown in the global economy. This downturn fed on itself when "forced selling" by hedge funds and other leveraged investors created a snowball effect that sent stocks skidding nearly 20% in just a matter of days in mid-October. The US government and the US Federal Reserve Board (the Fed) acted aggressively to stem the crisis, helping the markets to stage a modest rebound in the final five weeks of 2008. Stocks quickly gave back the bulk of these gains during January, however, once companies began to report severe earnings weakness for the fourth quarter and slashed their guidance for 2009. The net result was a market downturn whose severity has little historical precedent.

Q: What factors helped and hurt the performance of the equity portion of the portfolio?

A: The equity portion of the fund underperformed the S&P 500 Index during the past six months. Consistent with our investment approach, the majority of the underperformance was the result of individual stock selection. It should be noted that our strategy is active in nature, so many of the holdings we discuss here will not appear in the investment portfolio. In these cases, the positions were closed out prior to the end of the reporting period.

The fund's largest margin of underperformance occurred in the energy sector, where positions in a number of smaller drilling companies weighed on its return. Most notable among these were Mariner Energy, Inc., W&T Offshore, Inc.* and Cimarex Energy Co. Positions in two coal stocks — Arch Coal, Inc.* and Massey Energy Co.* — also hurt performance given that coal was one of the worst-performing subsectors within energy. The downturn in energy prices also led to underperformance for several of the fund's holdings in the utilities sector, including Williams Cos.* and El Paso Corp.*

The industrials sector was an additional source of under- performance for the fund. Here, the bulk of the shortfall came from two stocks that were hit hard by the environment of weakening economic growth: United Rentals, Inc.*, which rents equipment to companies in the struggling construction and industrial sectors, and Ryder System, Inc., which was hurt by the slowdown in trucking activity.

Other industries in which our stock selection process did not work well included materials, transportation and retailing.

On the plus side, we added the most value in the banking and diversified financial sectors. Reflecting the fact that these were among the worst-performing segments of the market, the bulk of the fund's outperformance came from stocks we did not hold. Specifically, our avoidance of the many large-cap banking stocks that fell anywhere from 30% to 70%-plus aided performance relative to the S&P 500. The media, hotels/restaurants/leisure and consumer durables/apparel sectors were also areas in which the fund's relative performance was strong.

Q: How did the fund's investments in fixed-income securities affect performance?

A: The fixed-income portion of the portfolio is invested entirely in Treasury STRIPS, which are securities representing the principal payment of a Treasury security that has been "stripped" of its semiannual income component.4 In other words, the final payment of the bond — the return of principal — is the only payment investors receive. Such securities initially sell at a discount to their final value, and their prices gradually rise until they become fully valued at par ($100 per bond) on their maturity date. Because STRIPS are more responsive to interest rate changes than coupon-bearing bonds of similar maturity, they tend to be more sensitive to volatility in the broader bond market. This is particularly true for longer-maturity STRIPS. On the other hand, the dominant contribution to price performance for STRIPS with closer maturity dates comes from the gradual appreciation of the bonds towards their $100 par value.

4 STRIPS is an acronym for Separate Trading of Registered Interest and Principal of Securities.

DWS Target 2011 Fund is scheduled to mature on August 15, 2011. Given the relative proximity of this maturity date, the performance of the fixed-income portion of the portfolio continues to be dominated by the accretion of the STRIPS' price toward its par value. Nevertheless, the interval until the fund's maturity date is long enough that its STRIPS position continues to be affected by the movements in prevailing interest rates. The fund's STRIPS investment therefore benefited from the rally in short-term Treasuries that took place during the past half year. The yield on the 2-year Treasury note fell from 2.51% to 0.94% in the six-month period ended January 31, 2009, reflecting a strong rise in its price. The result was that the price of the fund's STRIPS position rose from $91.81 to $97.26, a return of roughly 5.9%. This return was well above that of the broader bond market, which was negatively affected by the poor performance of corporate bonds and other non-government securities.

As the fund moves closer to its maturity date, we will continue to manage the portfolio by investing in zero coupon bonds and US equities that the portfolio management team believes to have the possibility for capital growth.

* Not held in the portfolio as of January 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	1/31/09	7/31/08

Government & Agency Obligations	85%	76%
Common Stocks	14%	23%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/09	7/31/08

Health Care	16%	11%
Information Technology	15%	14%
Energy	14%	19%
Consumer Staples	13%	8%
Industrials	12%	14%
Financials	10%	12%
Consumer Discretionary	9%	10%
Utilities	5%	1%
Telecommunication Services	4%	5%
Materials	2%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2009 (3.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	0.5%
2. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	0.4%
3. Abbott Laboratories Developer of health care products	0.4%
4. Verizon Communications, Inc. Provider of advanced communication and information technology services	0.4%
5. Microsoft Corp. Developer of computer software	0.3%
6. JPMorgan Chase & Co. Provider of global financial services	0.3%
7. International Business Machines Corp. Manufacturer of computers and provider of information processing services	0.3%
8. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	0.3%
9. Eli Lilly & Co. Producer of pharmaceuticals	0.3%
10. Wal-Mart Stores, Inc. Operator of discount stores and supercenters	0.3%

Portfolio holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 14.5%
Consumer Discretionary 1.3%
Auto Components 0.1%
Johnson Controls, Inc.	2,700	33,777
TRW Automotive Holdings Corp.*	3,200	9,888
WABCO Holdings, Inc.	551	8,238
		51,903
Distributors 0.1%
Genuine Parts Co.	2,300	73,646
Hotels Restaurants & Leisure 0.3%
McDonald's Corp.	2,296	133,214
Panera Bread Co. "A"*	100	4,698
Yum! Brands, Inc.	1,900	54,378
		192,290
Household Durables 0.1%
Harman International Industries, Inc.	1,700	27,353
Media 0.4%
Comcast Corp. "A"	8,200	120,130
DISH Network Corp. "A"*	527	6,766
Liberty Media Corp. — Entertainment "A"*	300	5,505
McGraw-Hill Companies, Inc.	1,900	41,781
The DIRECTV Group, Inc.*	683	14,958
Time Warner, Inc.	5,800	54,114
		243,254
Multiline Retail 0.1%
Big Lots, Inc.*	1,500	20,175
Family Dollar Stores, Inc.	1,000	27,770
		47,945
Specialty Retail 0.2%
AutoZone, Inc.*	100	13,289
Barnes & Noble, Inc.	2,300	37,766
Foot Locker, Inc.	1,700	12,512
The Gap, Inc.	3,100	34,968
The Sherwin-Williams Co.	200	9,550
		108,085
Textiles, Apparel & Luxury Goods 0.0%
Phillips-Van Heusen Corp.	1,200	22,824
Consumer Staples 1.8%
Food & Staples Retailing 0.6%
Kroger Co.	4,425	99,563
Sysco Corp.	3,273	72,955
Wal-Mart Stores, Inc.	3,403	160,349
		332,867
Food Products 0.6%
Archer-Daniels-Midland Co.	5,600	153,328
Bunge Ltd.	2,700	115,938
Dean Foods Co.*	700	13,538
General Mills, Inc.	400	23,660
H.J. Heinz Co.	1,400	51,100
		357,564
Household Products 0.3%
Colgate-Palmolive Co.	700	45,528
Procter & Gamble Co.	2,805	152,872
		198,400
Personal Products 0.1%
Herbalife Ltd.	2,400	49,224
Tobacco 0.2%
Altria Group, Inc.	2,763	45,700
Philip Morris International, Inc.	1,124	41,757
		87,457
Energy 2.1%
Energy Equipment & Services 0.1%
Oil States International, Inc.*	1,700	31,127
Oil, Gas & Consumable Fuels 2.0%
Alpha Natural Resources, Inc.*	2,700	44,064
Apache Corp.	903	67,725
Chevron Corp.	3,400	239,768
Cimarex Energy Co.	441	10,954
Devon Energy Corp.	200	12,320
Encore Acquisition Co.*	2,051	55,746
EOG Resources, Inc.	200	13,554
ExxonMobil Corp.	3,702	283,129
Mariner Energy, Inc.*	5,593	55,371
Murphy Oil Corp.	2,900	128,122
Occidental Petroleum Corp.	1,381	75,334
Southwestern Energy Co.*	400	12,660
Sunoco, Inc.	3,200	148,224
		1,146,971
Financials 1.4%
Capital Markets 0.2%
Bank of New York Mellon Corp.	3,000	77,220
Charles Schwab Corp.	1,162	15,792
Jefferies Group, Inc.	500	5,770
		98,782
Commercial Banks 0.2%
PNC Financial Services Group, Inc.	1,552	50,471
Wells Fargo & Co.	3,200	60,480
		110,951
Diversified Financial Services 0.5%
Bank of America Corp.	8,200	53,956
Citigroup, Inc.	5,500	19,525
JPMorgan Chase & Co.	7,600	193,876
The NASDAQ OMX Group, Inc.*	400	8,728
		276,085
Insurance 0.3%
Allstate Corp.	1,700	36,839
Aon Corp.	600	22,230
Arch Capital Group Ltd.*	200	12,030
Fidelity National Financial, Inc. "A"	400	5,848
First American Corp.	2,200	48,048
Progressive Corp.*	3,100	37,665
Unum Group	1,800	25,488
		188,148
Real Estate Investment Trusts 0.1%
AMB Property Corp. (REIT)	200	3,224
AvalonBay Communities, Inc. (REIT)	134	6,942
Equity Residential (REIT)	600	14,358
HCP, Inc. (REIT)	400	9,336
Host Hotels & Resorts, Inc. (REIT)	1,200	6,456
ProLogis (REIT)	400	4,004
Public Storage (REIT)	300	18,561
Simon Property Group, Inc. (REIT)	500	21,490
The Macerich Co. (REIT)	100	1,474
Vornado Realty Trust (REIT)	100	5,081
		90,926
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	5,300	61,480
Health Care 2.4%
Biotechnology 0.3%
Amgen, Inc.*	2,500	137,125
Gilead Sciences, Inc.*	1,000	50,770
		187,895
Health Care Equipment & Supplies 0.3%
Baxter International, Inc.	275	16,129
Becton, Dickinson & Co.	1,500	109,005
Gen-Probe, Inc.*	200	9,004
Varian Medical Systems, Inc.*	900	33,417
		167,555
Health Care Providers & Services 0.5%
Aetna, Inc.	3,588	111,228
Express Scripts, Inc.*	1,192	64,082
LifePoint Hospitals, Inc.*	1,100	24,794
Universal Health Services, Inc. "B"	1,200	45,420
		245,524
Pharmaceuticals 1.3%
Abbott Laboratories	4,100	227,304
Eli Lilly & Co.	4,393	161,750
Johnson & Johnson	2,400	138,456
Merck & Co., Inc.	2,537	72,431
Pfizer, Inc.	10,736	156,531
		756,472
Industrials 1.7%
Aerospace & Defense 0.6%
General Dynamics Corp.	2,400	136,152
L-3 Communications Holdings, Inc.	400	31,608
Lockheed Martin Corp.	1,200	98,448
Northrop Grumman Corp.	400	19,248
United Technologies Corp.	1,000	47,990
		333,446
Commercial Services & Supplies 0.2%
The Brink's Co.	4,595	121,446
Construction & Engineering 0.1%
Fluor Corp.	700	27,230
Shaw Group, Inc.*	1,000	27,800
		55,030
Industrial Conglomerates 0.0%
General Electric Co.	1,459	17,698
Machinery 0.4%
AGCO Corp.*	1,600	34,048
Flowserve Corp.	1,639	87,375
Gardner Denver, Inc.*	1,373	29,890
Joy Global, Inc.	2,000	41,660
Manitowoc Co., Inc.	2,000	11,000
		203,973
Professional Services 0.0%
Manpower, Inc.	500	14,230
Road & Rail 0.4%
Burlington Northern Santa Fe Corp.	800	53,000
Norfolk Southern Corp.	3,000	115,080
Ryder System, Inc.	1,684	56,885
		224,965
Trading Companies & Distributors 0.0%
WESCO International, Inc.*	1,400	25,788
Information Technology 2.2%
Computers & Peripherals 1.1%
Apple, Inc.*	1,191	107,345
Hewlett-Packard Co.	4,657	161,830
International Business Machines Corp.	1,900	174,135
Lexmark International, Inc. "A"*	2,616	61,947
NCR Corp.*	1,700	21,335
QLogic Corp.*	3,800	43,016
Western Digital Corp.*	3,407	50,015
		619,623
Electronic Equipment, Instruments & Components 0.1%
Ingram Micro, Inc. "A"*	1,700	20,859
Jabil Circuit, Inc.	9,661	56,227
		77,086
Internet Software & Services 0.3%
eBay, Inc.*	2,023	24,317
Google, Inc. "A"*	310	104,944
Yahoo!, Inc.*	700	8,211
		137,472
IT Services 0.3%
Accenture Ltd. "A"	200	6,312
Automatic Data Processing, Inc.	1,400	50,862
Computer Sciences Corp.*	900	33,156
MasterCard, Inc. "A"	500	67,890
SAIC, Inc.*	1,600	31,584
		189,804
Semiconductors & Semiconductor Equipment 0.0%
Altera Corp.	1,300	19,994
Software 0.4%
Microsoft Corp.	11,947	204,294
Symantec Corp.*	1,180	18,089
		222,383
Materials 0.3%
Chemicals 0.2%
CF Industries Holdings, Inc.	800	37,600
Terra Industries, Inc.	4,314	88,351
The Mosaic Co.	500	17,835
		143,786
Metals & Mining 0.1%
Carpenter Technology Corp.	300	4,950
Cliffs Natural Resources, Inc.	1,500	34,755
		39,705
Telecommunication Services 0.6%
Diversified Telecommunication Services 0.5%
AT&T, Inc.	3,912	96,313
Verizon Communications, Inc.	7,102	212,137
		308,450
Wireless Telecommunication Services 0.1%
United States Cellular Corp.*	500	20,975
Utilities 0.7%
Electric Utilities 0.3%
American Electric Power Co., Inc.	1,300	40,755
Edison International	4,085	133,048
FirstEnergy Corp.	200	9,998
Pepco Holdings, Inc.	300	5,343
		189,144
Gas Utilities 0.1%
UGI Corp.	1,200	30,444
Independent Power Producers & Energy Traders 0.1%
AES Corp.*	1,600	12,656
Mirant Corp.*	2,300	39,491
		52,147
Multi-Utilities 0.2%
Consolidated Edison, Inc.	400	16,300
Dominion Resources, Inc.	700	24,626
DTE Energy Co.	700	24,150
Integrys Energy Group, Inc.	500	20,875
PG&E Corp.	200	7,734
Sempra Energy	300	13,153
		106,838
Total Common Stocks (Cost $9,633,072)		8,309,155
	Principal Amount ($)	Value ($)

Government & Agency Obligation 84.8%
US Treasury Obligation
US Treasury STRIPS, 6.082%**, 8/15/2011 (a) (Cost $43,087,345)	50,172,000	48,795,431
	Shares	Value ($)

Securities Lending Collateral 15.6%
Daily Assets Fund Institutional, 1.25% (b) (c) (Cost $8,966,250)	8,966,250	8,966,250

Cash Equivalents 0.9%
Cash Management QP Trust, 1.12% (b) (Cost $534,348)	534,348	534,348
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $62,221,015)+	115.8	66,605,184
Other Assets and Liabilities, Net	(15.8)	(9,064,427)
Net Assets	100.0	57,540,757
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $62,379,829. At January 31, 2009, net unrealized appreciation for all securities based on tax cost was $4,225,355. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,069,294 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,843,939.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2009 amounted to $8,753,067, which is 15.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 17,275,405
Level 2	49,329,779
Level 3	—
Total	$ 66,605,184

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $52,720,417 — including $8,753,067 of securities loaned)	$ 57,104,586
Investment in Daily Asset Fund Institutional (cost $8,966,250)*	8,966,250
Investment in Cash Management QP Trust (cost $534,348)	534,348
Total investments, at value (cost $62,221,015)	66,605,184
Cash	137
Dividends receivable	14,699
Interest receivable	8,383
Other assets	438
Total assets	66,628,841
Liabilities
Payable upon return of securities loaned	8,966,250
Payable for Fund shares redeemed	573
Accrued management fee	21,070
Other accrued expenses and payables	100,191
Total liabilities	9,088,084
Net assets, at value	$ 57,540,757
Net Assets Consist of
Undistributed net investment income	982,873
Net unrealized appreciation (depreciation) on investments	4,384,169
Accumulated net realized gain (loss)	(4,629,185)
Paid-in capital	56,802,900
Net assets, at value	$ 57,540,757
Net Asset Value
Net Asset Value and redemption price(a) per share ($57,540,757 ÷ 6,359,786 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 9.05
* Represents collateral on securities loaned.
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2009 (Unaudited)
Investment Income
Income: Dividends	$ 126,207
Interest	1,321,796
Interest — Cash Management QP Trust	5,942
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	76,845
Total Income	1,530,790
Expenses: Management fee	122,377
Administration fee	30,594
Services to shareholders	30,504
Legal fees	3,945
Audit and tax fees	20,949
Custodian fee	5,616
Distribution service fee	75,890
Trustees' fees and expenses	3,229
Reports to shareholders	6,636
Registration fees	5,882
Other	2,218
Total expenses before expense reductions	307,840
Expense reductions	(76)
Total expenses after expense reductions	307,764
Net investment income (loss)	1,223,026
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,586,133)
Change in net unrealized appreciation (depreciation) on investments	(100,713)
Net gain (loss)	(3,686,846)
Net increase (decrease) in net assets resulting from operations	$ (2,463,820)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended January 31, 2009 (Unaudited)	Year Ended July 31, 2008
Operations: Net investment income (loss)	$ 1,223,026	$ 2,512,594
Net realized gain (loss)	(3,586,133)	(699,539)
Change in net unrealized appreciation (depreciation)	(100,713)	959,779
Net increase (decrease) in net assets resulting from operations	(2,463,820)	2,772,834
Distributions to shareholders from: Net investment income	(2,279,766)	(2,321,059)
Net realized gains	(161,514)	(4,461,316)
Total distributions	(2,441,280)	(6,782,375)
Fund share transactions: Reinvestment of distributions	2,437,666	6,679,387
Cost of shares redeemed	(4,363,800)	(9,295,699)
Net increase (decrease) in net assets from Fund share transactions	(1,926,134)	(2,616,312)
Increase (decrease) in net assets	(6,831,234)	(6,625,853)
Net assets at beginning of period	64,371,991	70,997,844
Net assets at end of period (including undistributed net investment income of $982,873 and $2,039,613, respectively)	$ 57,540,757	$ 64,371,991
Other Information
Shares outstanding at beginning of period	6,552,937	6,793,102
Shares issued to shareholders in reinvestment of distributions	269,345	673,297
Shares redeemed	(462,496)	(913,462)
Net increase (decrease) in Fund shares	(193,151)	(240,165)
Shares outstanding at end of period	6,359,786	6,552,937

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.82	$ 10.45	$ 10.49	$ 11.14	$ 10.44	$ 10.23
Income (loss) from investment operations: Net investment income (loss)[b]	.19	.37	.37[e]	.37	.37	.32
Net realized and unrealized gain (loss)	(.56)	.04	.37	(.30)	.33	.31
Total from investment operations	(.37)	.41	.74	.07	.70	.63
Less distributions from: Net investment income	(.37)	(.36)	(.36)	(.58)	—	(.42)
Net realized gains	(.03)	(.68)	(.42)	(.14)	—	—
Total distributions	(.40)	(1.04)	(.78)	(.72)	—	(.42)
Net asset value, end of period	$ 9.05	$ 9.82	$ 10.45	$ 10.49	$ 11.14	$ 10.44
Total Return (%)[c]	(3.85)**	3.81[d]	7.15[d,e]	.60[d]	6.70	6.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	64	71	79	94	101
Ratio of expenses before expense reductions (%)	1.01*	1.08	1.07	1.03	1.05	.99
Ratio of expenses after expense reductions (%)	1.01*	1.08	1.07	1.02	1.05	.99
Ratio of net investment income (loss) (%)	3.99*	3.62	3.51[e]	3.44	3.34	3.08
Portfolio turnover rate (%)	28**	70	75	29	23	7
[a] For the six months ended January 31, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.006 per share and an increase in the ratio of net investment income of 0.05%. Excluding this non-recurring income, total return would have been 0.05% lower.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Target 2011 Fund (the "Fund") is a diversified series of DWS Target Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

By investing in Zero Coupon Treasuries, the Fund seeks to assure that investors who reinvest all dividends and hold their shares until the Maturity Date (August 15, 2011) will receive at least their original investment on the Maturity Date. This assurance is further backed by an agreement entered into between Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Fund's investment manager, and the Fund. Under this agreement, the Advisor has agreed to make, if necessary, sufficient payments on the Fund's Maturity Date to the investors who have reinvested all dividends and held their investments in the Fund to the Maturity Date to enable them to receive on that date an aggregate amount of redemption proceeds and payments equal to the amount of their original investment, including any applicable sales charge. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis. The Fund's returns will fluctuate and there is no assurance that the Fund will achieve its objective of long-term capital growth.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2007 through July 31, 2008, the Fund incurred approximately $821,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2009, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $16,750,971 and $17,910,861, respectively. Purchases and sales of US Treasury obligations aggregated $236,793 and $3,667,745, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.40% of average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended January 31, 2009, the Advisor received an Administration Fee of $30,594, of which $4,968 is unpaid.

Service Provider Fees. DWS Investments Service Company (``DISC''), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended January 31, 2009, the amount charged to the Fund by DISC aggregated $26,325, of which $19,605 is unpaid.

Distribution Service Fee. Under the Fund's 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2009, the Service Fee was $75,890, of which $24,187 is unpaid. Accordingly, for the six months ended January 31, 2009, the Service Fee was equivalent to an annualized effective rate of 0.25% of the Fund's average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,636, of which $6,057 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2009, the Fund's custodian fee was reduced by $8 and $68, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2008. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board also noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance. The Board observed that the Fund had experienced improved relative performance during the first six months of 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees). The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the number below:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Nasdaq Symbol	KRFBX
CUSIP Number	23337N 402
Fund Number	52

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Target 2011 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Target 2011 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 31, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        March 31, 2009